UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2004

NationsLink Funding Corporation (Issuer in respect of Commercial Loan Pass-Through Certificates, Series 1999-LTL-1)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-66805-02 (Commission File Number)	56-1950039 (IRS Employer Identification No.)
100 North Tryon Street, Charlotte, NC (Address of principal executive offices)	28255 (Zip Code)

Registrant's telephone number, including area code 704-386-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of NationsLink Funding Corporation Commercial Loan Pass-Through Certificates, Series 1999-LTL-1, which was made on August 23, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on August 23, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF NATIONSLINK FUNDING CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: August 27, 2004
NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
WAC:
7.517054%
135 S. LaSalle Street Suite 1625
WAMM:
160
Chicago, IL 60603-4159
Number Of Pages
Table Of Contents
1
REMIC Certificate Report
2
Other Related Information
2
Asset Backed Facts Sheets
1
Delinquency Loan Detail
1
Mortgage Loan Characteristics
2
Total Pages Included In This Package
9
Specially Serviced Loan Detail
Appendix A
Modified Loan Detail
Appendix B
Realized Loss Detail
Appendix C
Interest Adjustment Summary
Appendix D
Information is available for this issue from the following sources
LaSalle Web Site
www.etrustee.net
Monthly Data File Name:
NB99LTL1_200408_3.ZIP

08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
WAC:
7.517054%
135 S. LaSalle Street Suite 1625
Remic II
WAMM:
160
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
A-1
75,245,000.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6.33300000%
63859CCD3
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
FIXED
A-2
193,863,000.00
182,250,409.87
1,395,654.77
0.00
0.00
180,854,755.10
1,042,927.97
0.00
6.86700000%
63859CCE1
1000.000000000
940.098986759
7.199180710
0.000000000
0.000000000
932.899806049
5.379716449
0.000000000
FIXED
A-3
127,347,816.00
127,347,816.00
0.00
0.00
0.00
127,347,816.00
753,899.07
0.00
7.10400000%
63859CCF8
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.919999994
0.000000000
FIXED
X
492,442,448.00 N
405,548,104.89
0.00
0.00
0.00
404,152,589.69
168,562.03
0.00
0.49876804%
63859CCG6
1000.000000000
823.544165497
0.000000000
0.000000000
0.000000000
820.710300931
0.342297929
0.000000000
0.49873499%
B
25,855,814.00
25,855,814.00
0.00
0.00
0.00
25,855,814.00
155,242.62
0.00
7.20500000%
63859CCH4
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.004166800
0.000000000
FIXED
C
20,930,897.00
20,930,897.00
0.00
0.00
0.00
20,930,897.00
129,056.42
0.00
7.39900000%
63859CCJ0
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.165833218
0.000000000
FIXED
D
30,780,731.00
30,780,731.00
0.00
0.00
0.00
30,780,731.00
165,446.43
0.00
6.45000000%
63859CCK7
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.375000028
0.000000000
FIXED
E
11,081,063.00
11,081,063.00
0.00
0.00
0.00
11,081,063.00
46,171.10
0.00
5.00000000%
63859CCL5
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
4.166667043
0.000000000
FIXED
F
3,693,687.00
3,693,687.00
0.00
0.00
0.00
3,693,687.00
15,390.36
0.00
5.00000000%
63859CCM3
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
4.166665990
0.000000000
FIXED
G
3,693,689.00
3,648,245.89
0.00
0.00
0.00
3,648,245.89
15,217.88
16.86
5.00000000%
63859CCN1
1000.000000000
987.697093610
0.000000000
0.000000000
0.000000000
987.697093610
4.119967870
0.004564542
FIXED
R
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9ABSC224
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
492,491,697.00
405,588,663.76
1,395,654.77
0.00
0.00
404,193,008.99
2,491,913.88
16.86
Total P&I Payment
3,887,568.65

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
WAC:
7.517054%
135 S. LaSalle Street Suite 1625
Remic I
WAMM:
160
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
LA-1
7,524.50
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6.33300000%
None
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
FIXED
LA-2
19,386.30
18,225.04
139.57
0.00
0.00
18,085.47
104.29
0.00
6.86700000%
None
1000.000000000
940.098935846
7.199414019
0.000000000
0.000000000
932.899521827
5.379572172
0.000000000
FIXED
LA-3
12,734.78
12,734.78
0.00
0.00
0.00
12,734.78
75.39
0.00
7.10400000%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.920008041
0.000000000
FIXED
LWAC
492,442,448.00
405,548,104.89
1,395,515.20
0.00
0.00
404,152,589.69
2,491,734.20
69.52
7.37273232%
None
1000.000000000
823.544165490
2.833864558
0.000000000
0.000000000
820.710300932
5.059950072
0.000141174
7.37272333%
LB
2,585.58
2,585.58
0.00
0.00
0.00
2,585.58
0.00
(15.52)
7.20500000%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
-6.002521678
FIXED
LC
2,093.09
2,093.09
0.00
0.00
0.00
2,093.09
0.00
(12.91)
7.39900000%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
-6.167914423
FIXED
LD
3,078.07
3,078.07
0.00
0.00
0.00
3,078.07
0.00
(16.54)
6.45000000%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
-5.373497029
FIXED
LE
1,108.11
1,108.11
0.00
0.00
0.00
1,108.11
0.00
(4.62)
5.00000000%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
-4.169261174
FIXED
LF
369.37
369.37
0.00
0.00
0.00
369.37
0.00
(1.54)
5.00000000%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
-4.169261174
FIXED
LG
369.37
364.83
0.00
0.00
0.00
364.83
0.00
(1.52)
5.00000000%
None
1000.000000000
987.708801473
0.000000000
0.000000000
0.000000000
987.708801473
0.000000000
-4.115114925
FIXED
LR
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9ABSC225
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
492,491,697.17
405,588,663.76
1,395,654.77
0.00
0.00
404,193,008.99
2,491,913.88
16.87
Total P&I Payment
3,887,568.65

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
P&I Advances made by:
Beginning
Current
Ending
Unreimbursed
Period
Reimbursed
Unreimbursed
Servicer
782,635.88
686,750.71
113,149.35
1,356,237.24
Trustee
0.00
0.00
0.00
0.00
Total P&I Advances
782,635.88
686,750.71
113,149.35
1,356,237.24
Master Servicing Fee
43,675.71
Special Servicing Compensation
0.00
Additional Servicing Compensation
0.00
Current Realized Losses
0.00
Cumulative Realized Losses
45,444.58
Current Additional Trust Fund Expense
0.00
Principal Distribution Amount
Monthly Payments
1,395,654.77
Curtailments
0.00
Other Principal Adjusments
0.00
Prepayments in Full
0.00
Liquidation Proceeds
0.00
REO Proceeds
0.00
Other Principal Proceeds
0.00
Total Principal Distribution Amount
1,395,654.77

08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
Available Distribution Amount
3,887,568.65
Available Funds Allocable to Principal
1,395,654.77
Principal Distribution Amount
1,395,654.77
Available Funds Allocable to Interest
2,491,913.88
Distributable Certificate Interest-Remic II
2,491,913.88
Beginning Stated Principal Balance
405,588,663.76
Ending Stated Principal Balance
404,193,008.99
Beginning Loan Count
126
Ending Loan Count
126
Certificate Interest Allocations
Beginning
Ending
Accrued
Interest
Unpaid
Unpaid
Prepayment
Class
Interest
Distributed
Interest
Interest
Premiums
A-1
0.00
0.00
0.00
0.00
0.00
A-2
1,042,927.97
1,042,927.97
0.00
0.00
0.00
A-3
753,899.07
753,899.07
0.00
0.00
0.00
X
168,562.03
168,562.03
0.00
0.00
0.00
B
155,242.62
155,242.62
0.00
0.00
0.00
C
129,056.42
129,056.42
0.00
0.00
0.00
D
165,446.43
165,446.43
0.00
0.00
0.00
E
46,171.10
46,171.10
0.00
0.00
0.00
F
15,390.36
15,390.36
0.00
0.00
0.00
G
15,201.02
15,217.88
13,680.89
13,721.03
0.00
R
0.00
0.00
0.00
0.00
0.00
Totals
2,491,897.02
2,491,913.88
13,680.89
13,721.03
0.00

08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Distribution
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure/Bankruptcy
REO
Modifications
Prepayments
Curr Weighted Avg.
Date
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Coupon
Remit
08/23/04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.5171%
7.3727%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
07/22/04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.4662%
7.3230%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
06/22/04
0
0
0
0
0
0
0
0
0
0
0
0
1
4,519,275
7.5188%
7.3741%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.79%
1.095%
05/24/04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.4658%
7.3224%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
04/22/04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.5189%
7.3742%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
03/22/04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.4130%
7.2707%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
02/23/04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.5189%
7.3742%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
01/22/04
0
0
1
15,725,400
0
0
0
0
0
0
0
0
0
0
7.5189%
7.3742%
0.00%
0.000%
0.79%
3.747%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
12/22/03
1
15,804,788
0
0
0
0
0
0
0
0
0
0
0
0
7.4660%
7.3226%
0.79%
3.754%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
11/24/03
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.5189%
7.3742%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
10/22/03
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.4661%
7.3226%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
09/22/03
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.5189%
7.3743%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
08/22/03
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.5189%
7.3743%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
07/22/03
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.4662%
7.3228%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
06/23/03
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.5190%
7.3743%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
05/22/03
0
0
0
0
0
0
0
0
0
0
0
0
0
0
7.4663%
7.3229%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%
0.00%
0.000%

Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category
08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Delinquent Loan Detail
Paid
Outstanding
Out. Property
Special
Disclosure Doc
Thru
Current P&I
P&I
Protection
Advance
Servicer
Foreclosure
Bankruptcy
REO
Control #
Date
Advance
Advances**
Advances
Description (1)
Transfer Date
Date
Date
Date
50072
07/01/04
370,525.92
741,195.62
0.00
B
50228
07/01/04
12,380.69
24,768.27
0.00
B
50229
07/01/04
18,765.33
37,541.09
0.00
B
50458
07/01/04
33,083.29
66,175.58
0.00
B
50754
07/01/04
7,439.05
14,877.81
0.00
B
50755
07/01/04
23,247.01
46,493.14
0.00
B
50761
07/01/04
16,272.91
32,545.20
0.00
B
50762
07/01/04
25,687.94
51,374.92
0.00
B
50786
07/01/04
96,656.75
193,371.40
0.00
B
50837
07/01/04
15,912.05
31,829.14
0.00
B
50849
07/01/04
17,516.00
17,516.00
0.00
B
50860
07/01/04
49,263.78
98,549.07
0.00
B
Total
686,750.72
1,356,237.24
0.00
A. P&I Advance - Loan in Grace Period
1. P&I Advance - Loan delinquent 1 month
3. P&I Advance - Loan delinquent 3 months or More
B. P&I Advance - Late Payment but < one month delinq
2. P&I Advance - Loan delinquent 2 months
4. Matured Balloon/Assumed Scheduled Payment
** Outstanding P&I Advances include the current period P&I Advance

08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
135 S. LaSalle Street Suite 1625
Pool Total
Chicago, IL 60603-4159
Distribution of Principal Balances
Distribution of Property Types
Geographic Distribution
Current Scheduled
Number
Scheduled
Based on
Number
Scheduled
Based on
Number
Scheduled
Based on
Balances
of Loans
Balance
Balance
Property Types
of Loans
Balance
Balance
Geographic Location
of Loans
Balance
Balance
$0
to
$500,000
0
0
0.00%
Retail
102
306,041,387
75.72%
Massachusetts
11
48,976,531
12.12%
$500,000
to
$1,000,000
14
12,095,691
2.99%
Office
11
68,169,483
16.87%
Texas
9
48,280,888
11.95%
$1,000,000
to
$1,250,000
20
22,516,310
5.57%
Industrial
2
13,453,306
3.33%
New York
19
44,145,066
10.92%
$1,250,000
to
$1,500,000
11
15,111,953
3.74%
Other
7
8,849,277
2.19%
South Carolina
3
42,793,600
10.59%
$1,500,000
to
$1,750,000
15
24,292,595
6.01%
Mobile Home
4
7,679,556
1.90%
Florida
8
38,894,089
9.62%
$1,750,000
to
$2,000,000
12
22,284,091
5.51%
Georgia
4
25,972,655
6.43%
$2,000,000
to
$2,250,000
6
13,060,167
3.23%
Pennsylvania
10
19,864,450
4.91%
$2,250,000
to
$2,500,000
7
16,675,996
4.13%
Maryland
3
15,613,714
3.86%
$2,500,000
to
$3,000,000
8
21,730,896
5.38%
North Carolina
9
15,483,511
3.83%
$3,000,000
to
$3,500,000
3
9,770,609
2.42%
California
4
15,399,419
3.81%
$3,500,000
to
$4,000,000
2
7,429,455
1.84%
Virginia
9
14,900,126
3.69%
$4,000,000
to
$5,000,000
10
46,365,406
11.47%
Michigan
7
12,412,938
3.07%
$5,000,000
to
$5,500,000
4
21,173,705
5.24%
Total
126
404,193,009
100.00%
New Jersey
4
8,615,291
2.13%
$5,500,000
to
$6,000,000
1
5,934,738
1.47%
Ohio
2
7,456,980
1.84%
$6,000,000
to
$7,000,000
2
13,334,429
3.30%
Distribution of Mortgage Interest Rates
Tennessee
4
5,331,180
1.32%
$7,000,000
to
$9,000,000
2
15,673,527
3.88%
Current Mortgage
Number
Scheduled
Based on
Connecticut
3
5,301,911
1.31%
$9,000,000
to
$10,000,000
2
19,173,483
4.74%
Interest Rate
of Loans
Balance
Balance
Illinois
2
4,746,440
1.17%
$10,000,000
to
$15,000,000
3
34,451,532
8.52%
6.500% or less
0
0
0.00%
Nebraska
1
4,746,391
1.17%
$15,000,000
to
$20,000,000
3
46,813,292
11.58%
6.500% to 6.750%
1
3,393,091
0.84%
New Mexico
1
4,676,613
1.16%
$20,000,000
&
Above
1
36,305,133
8.98%
6.750% to 7.000%
16
49,702,077
12.30%
Arkansas
1
3,341,639
0.83%
Total
126
404,193,009
100.00%
7.000% to 7.250%
25
89,846,805
22.23%
Nevada
2
3,337,386
0.83%
Average Scheduled Balance is
3,207,881
7.250% to 7.500%
37
102,421,303
25.34%
New Hampshire
2
3,243,844
0.80%
Maximum Scheduled Balance is
36,305,133
7.500% to 7.750%
18
35,627,622
8.81%
Maine
2
3,126,229
0.77%
Minimum Scheduled Balance is
657,242
7.750% to 8.000%
20
87,853,727
21.74%
Kansas
1
2,532,258
0.63%
8.000% to 8.250%
8
30,402,919
7.52%
District of Columbia
2
1,996,184
0.49%
8.250% to 8.500%
1
4,945,465
1.22%
Missouri
1
1,140,900
0.28%
8.500% to 8.750%
0
0
0.00%
Alabama
1
1,105,553
0.27%
8.750% to 9.000%
0
0
0.00%
Washington
1
757,224
0.19%
9.000% to 9.250%
0
0
0.00%
9.250% to 9.500%
0
0
0.00%
9.500% to 9.750%
0
0
0.00%
9.750% &
Above
0
0
0.00%
Total
126
404,193,009
100.00%
Total
126
404,193,009
100.00%
W/Avg Mortgage Interest Rate is
7.4661%
Minimum Mortgage Interest Rate is
6.7300%
Maximum Mortgage Interest Rate is
8.3200%
08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
135 S. LaSalle Street Suite 1625
Pool Total
Chicago, IL 60603-4159
Loan Seasoning
Distribution of Remaining Term
Distribution of DSCR
Number
Scheduled
Based on
Fully Amortizing
Debt Service
Number
Scheduled
Based on
Number of Years
of Loans
Balance
Balance
Fully Amortizing
Number
Scheduled
Based on
Coverage Ratio (1)
of Loans
Balance
Balance
1 year or less
0
0
0.00%
Mortgage Loans
of Loans
Balance
Balance
0.500 or less
0
0
0.00%
1+ to 2 years
0
0
0.00%
60 months or less
2
7,532,777
1.86%
0.500 to 0.625
0
0
0.00%
2+ to 3 years
0
0
0.00%
61 to 120 months
14
46,429,565
11.49%
0.625 to 0.750
0
0
0.00%
3+ to 4 years
0
0
0.00%
121 to 180 months
81
206,336,671
51.05%
0.750 to 0.875
0
0
0.00%
4+ to 5 years
0
0
0.00%
181 to 240 months
20
109,152,319
27.00%
0.875 to 1.000
0
0
0.00%
5+ to 6 years
22
58,989,946
14.59%
241 to 360 months
0
0
0.00%
1.000 to 1.125
0
0
0.00%
6+ to 7 years
84
280,538,902
69.41%
Total
117
369,451,332
91.40%
1.125 to 1.250
0
0
0.00%
7+ to 8 years
20
64,664,161
16.00%
Weighted Average Months to Maturity is
166
1.250 to 1.375
0
0
0.00%
8+ to 9 years
0
0
0.00%
1.375 to 1.500
0
0
0.00%
9+ to 10 years
0
0
0.00%
1.500 to 1.625
0
0
0.00%
10 years or more
0
0
0.00%
1.625 to 1.750
0
0
0.00%
Total
126
404,193,009
100.00%
1.750 to 1.875
0
0
0.00%
Weighted Average Seasoning is
6.6
1.875 to 2.000
0
0
0.00%
2.000 to 2.125
0
0
0.00%
2.125 & above
0
0
0.00%
Unknown
126
404,193,009
100.00%
Total
126
404,193,009
100.00%
Weighted Average Debt Service Coverage Ratio is
0.000
Distribution of Amortization Type
Number
Scheduled
Based on
Distribution of Remaining Term
Amortization Type
of Loans
Balance
Balance
Balloon Loans
NOI Aging
Fully Amortizing
117
369,451,332
91.40%
Balloon
Number
Scheduled
Based on
Number
Scheduled
Based on
Amortizing Balloon
9
34,741,677
8.60%
Mortgage Loans
of Loans
Balance
Balance
NOI Date
of Loans
Balance
Balance
12 months or less
0
0
0.00%
1 year or less
0
0
0.00%
13 to 24 months
0
0
0.00%
1 to 2 years
0
0
0.00%
25 to 36 months
0
0
0.00%
2 Years or More
0
0
0.00%
37 to 48 months
0
0
0.00%
Unknown
126
404,193,009
100.00%
49 to 60 months
0
0
0.00%
Total
126
404,193,009
100.00%
61 to 120 months
9
34,741,677
8.60%
121 to 180 months
0
0
0.00%
181 to 240 months
0
0
0.00%
Total
126
404,193,009
100.00%
Total
9
34,741,677
8.60%
Weighted Average Months to Maturity is
103
(1) Debt Service Coverage Ratios are calculated as described in the prospectus, values are updated periodically as new NOI figures became available from borrowers on an asset level.
Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrower for this calculation.
08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.
Appendix A

NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Modified Loan Detail
Disclosure
Modification
Modification
Control #
Date
Description
Appendix B
08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Realized Loss Detail
Beginning
Gross Proceeds
Aggregate
Net
Net Proceeds
Dist.
Disclosure
Appraisal
Appraisal
Scheduled
Gross
as a % of
Liquidation
Liquidation
as a % of
Realized
Date
Control #
Date
Value
Balance
Proceeds
Sched Principal
Expenses *
Proceeds
Sched. Balance
Loss
6/22/2004
50746
N/A
N/A
4,519,274.68
4,519,274.68
100.000%
45,444.58
4,473,830.10
98.994%
45,444.58
Current Total
0.00
0.00
0.00
0.00
0.00
Cumulative
0.00
4,519,274.68
45,444.58
4,473,830.10
45,444.58
Appendix C
* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..
08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Statement Date:
08/23/04
Bank of America, N.A., as Mortgage Loan Seller
Payment Date:
08/23/04
Capital Lease Funding, L.P., as Mortgage Loan Seller
Prior Payment:
07/22/04
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Record Date:
08/15/04
Administrator:
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Belinda Jenkins (800) 246-5761
ABN AMRO Acct: 720175.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Interest Adjustment Summary
Shortfalls Allocated to the Bonds:
Excess Allocated to the Bonds:
Net Prepayment Interest Shortfalls Allocated to the Bonds
0.00 Other Interest Proceeds Due Bonds
16.86
Special Servicing Fees
0.00 Prepayment Interest Excess Due the Bonds
0.00
Workout Fees
0.00 Yield Maintenance Penalties Due to the Bonds
0.00
Liquidation Fees
0.00 Prepayment Penalties Due to the Bonds
0.00
Legal Fees
0.00 Recovered ASER Interest Due to the Bonds
0.00
Misc. Fees & Expenses Paid by/to Servicer
0.00 Recovered Interest Due to the Bonds
0.00
Interest Paid to Servicer on Outstanding Advances
0.00 Total Excess Allocated to the Bonds
16.86
ASER Interest Advance Reduction
0.00
Interest Not Advanced (Current Period)
0.00
Recoup of Prior Advances by Servicer
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
0.00
Misc. Fees & Expenses Paid by Trust
0.00
Shortfall Due to Rate Modification
0.00
Total Shortfall Allocated to the Bonds
0.00
Total Excess Allocated to the Bonds
16.86
Less Total Shortfall Allocated to the Bonds
0.00
Total Interest Adjustment to the Bonds
16.86
Appendix D
08/20/04 - 10:29 (C214-C225) (c) 2004 LaSalle Bank N.A.